SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

For the Small Cap Opportunities Fund (the “Fund”)

Effective April 1, 2012, the Fund’s prospectus is amended as described below.

In the summary section for the Fund, the following sentences are added to the end of the first paragraph in the section entitled “Principal Investment Strategies”:

Effective April 1, 2012, the Fund will define small-capitalization companies as companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase. The market capitalization range of the Russell 2500™ Index was $76.4 million to $7.4 billion, as of June 30, 2011, and is expected to change frequently.

In the statutory section, the following sentences are added to the end of the first paragraph in the section entitled “Principal Investment Strategies” for the Fund:

Effective April 1, 2012, the Fund will define small-capitalization companies as companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase. The market capitalization range of the Russell 2500™ Index was $76.4 million to $7.4 billion, as of June 30, 2011, and is expected to change frequently.

February 9, 2012	SCAM022/P203SP2